Exhibit 99.1

JUNE 2008 AMENDMENT TO SENIOR NOTES AND PURCHASE AGREEMENT

THIS JUNE 2008 AMENDMENT TO SENIOR NOTES AND PURCHASE AGREEMENT (this “Agreement”) is made as of June 30, 2008, among South Texas Oil Company, a Nevada corporation (the “Company”), the Subsidiaries, The Longview Fund, L.P., a California limited partnership (“Longview”), and Longview Marquis Master Fund, L.P., a British Virgin Islands limited partnership (“Marquis” and together with Longview, the “Buyers”). Capitalized terms used, but not otherwise defined, herein shall have the meanings ascribed to them in the Purchase Agreement (as amended hereby) (as defined below).

W I T N E S S E T H:

WHEREAS, the Company and the Buyers entered into that certain Securities Purchase Agreement, dated as of April 1, 2008 (as amended by the June 2008 Amendment Agreement (as defined below), and as may otherwise be amended, supplemented, restated or modified and in effect from time to time, the “Purchase Agreement”), pursuant to which the Company (i) has issued to the Buyers, among other things, senior secured notes in an aggregate original principal amount of $31,377,350.82 (such notes, together with any promissory notes or other securities issued in exchange or substitution therefor or replacement thereof, and as any of the same may be amended, supplemented, restated or otherwise modified and in effect from time to time, the “Initial Notes”), and (ii) the Company has the option to sell, and if the Company exercises such option the Buyers are obligated to purchase, subject to the terms and conditions of the Purchase Agreement, additional senior secured notes in an aggregate original principal amount of up to $622,649.18 (including any promissory notes or other securities issued in exchange or substitution for such senior secured notes or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the “Additional Notes,” and together with the Initial Notes, the “Notes”);

WHEREAS, pursuant to that certain June 2008 Amendment Agreement, dated as of June 18, 2008 (the “June 2008 Amendment Agreement”), among the Company and the Buyers, among other things, Marquis assigned, and Longview assumed, all of Marquis’s obligation to purchase Additional Notes pursuant to the Purchase Agreement, such that Marquis would have no further obligations, on or after June 18, 2008, to purchase Additional Notes pursuant to the Purchase Agreement;

WHEREAS, pursuant to that certain letter agreement, dated as of June 26, 2008, between Longview and Marquis, Longview assigned, and Marquis assumed, Longview’s obligation to purchase from the Company that certain Initial Note No. NVAM-012, in the original principal amount of $1,000,000; and

WHEREAS, the Company and Buyers desire to amend the terms of each of the Initial Notes and the form of Additional Note attached as Exhibit B to the Purchase Agreement (the “Form of Additional Note”) as provided herein.

NOW, THEREFORE, in consideration of the agreements, provisions and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned agrees as follows:

1. Amendment of the Purchase Agreement.

a. Each of the Buyers, severally and not jointly, hereby agrees with the Company that, as of the date first above written, the Purchase Agreement is hereby amended to increase the Maximum Borrowing Amount from $32,000,000 to $32,500,000, and, accordingly, the reference in the Purchase Agreement to “$32,000,000” as the “Maximum Borrowing Amount” shall be replaced with “$32,500,000.”

b. As amended hereby, the Purchase Agreement shall remain in full force and effect.

2. Amendment of Notes.

a. Each of the Buyers, severally and not jointly, hereby agrees with the Company that, as of the date first above written, Section 5 of each of the Initial Notes and the Form of Additional Note is hereby amended by adding the following sentence at the end thereof:

“Notwithstanding the foregoing, the Interest Amount payable on any Interest Payment Date (but not the Interest Amount payable on any Company Early Redemption Date) that occurs on or prior to the earlier of (a) December 31, 2008 and (b) the Company Financing Date, shall be paid by adding such Interest Amount to the Principal (i.e., by capitalizing such Interest Amount) on such Interest Payment Date, and on and after such Interest Payment Date such Interest Amount shall itself (as part of the Principal) bear Interest in accordance herewith. For purposes of this Note, “Company Financing Date” means the first date after the Issuance Date on which the Company and its Subsidiaries have received an aggregate of $15,000,000 or more in gross proceeds in one or more transactions following June 30, 2008 (the “Amendment Date”) from (A) any sales of debt and/or equity securities of the Company and/or any of the Subsidiaries or any securities convertible into or exercisable or exchangeable for debt and/or equity securities of the Company and/or any of its Subsidiaries (including debt securities with an equity component), other than issuances of Common Stock upon exercise of stock options outstanding on the Amendment Date, provided that such stock options are not amended or otherwise modified after the Amendment Date, (B) any other debt and/or equity financings (including any debt financing with an equity component), (C) any “farm-out” financing transactions or similar transactions which do not have operating obligations of the financing party as a major component, in any form, and/or (D) any sales of Hydrocarbon Property.”

b. As amended hereby, each of the Initial Notes shall remain in full force and effect.

c. Any Additional Note issued on or after the date hereof shall be in the Form of Additional Note, as amended hereby.

3. Mutual Acknowledgement and Agreement of the Parties. The parties hereto hereby acknowledge and agree that any increase in Principal under any of the Notes resulting from any capitalization of any Interest Amount in accordance with the last sentence of Section 5 of such Note (as amended hereby) shall not be included in the calculation of the aggregate principal amount of Notes outstanding for purposes of determining whether the Additional Note Issuance Amount Limitations have been exceeded under Section 1(b) of the Purchase Agreement (as amended hereby).

4. Representations and Warranties of the Company. The Company represents and warrants to each of the Buyers that:

a. Authorization; Enforcement; Validity. Each of the Company and the Subsidiaries is a duly organized and validly existing corporation or limited liability company and has the requisite corporate or limited liability company power and authority to enter into and perform its obligations under this Agreement, the Purchase Agreement (as amended hereby), each of the Notes (as amended hereby) and the other Transaction Documents. The execution and delivery of this Agreement by the Company and the Subsidiaries and the consummation of the transactions contemplated hereby, by the Purchase Agreement (as amended hereby), by the Notes (as amended hereby) and by the other Transaction Documents have been duly authorized by the respective boards of directors of the Company and the Subsidiaries, and no further consent or authorization is required by the Company, the Subsidiaries or their respective boards of directors or shareholders. This Agreement has been duly executed and delivered by the Company and each of the Subsidiaries, and each of this Agreement, the Purchase Agreement (as amended hereby), the Notes (as amended hereby) and the other Transaction Documents constitutes a valid and binding obligation of each of the Company and the Subsidiaries (as applicable), enforceable against each of the Company and the Subsidiaries (as applicable) in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

b. No Conflicts. The execution and delivery of this Agreement by each of the Company and the Subsidiaries, the performance by each of the Company and the Subsidiaries (as applicable) of their respective obligations hereunder, under the Purchase Agreement (as amended hereby), under the Notes (as amended hereby) and under the other Transaction Documents, and the consummation by each of the Company and the Subsidiaries (as applicable) of the transactions contemplated hereby, by the Purchase Agreement (as amended hereby), by the Notes (as amended hereby) and by the other Transaction Documents will not (i) result in a violation of the articles of incorporation or the bylaws of the Company or the organizational documents of any Subsidiary; (ii) conflict with, or constitute a breach or default (or an event which, with the giving of notice or lapse of time or both, constitutes or would constitute a breach or default) under, or give to others any right of termination, amendment, acceleration or cancellation of, or other remedy with respect to, any agreement, indenture or instrument to which the Company or any of the Subsidiaries is a party; or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or any of the Subsidiaries or by which any property or asset of the Company or any of the Subsidiaries is bound or affected. Neither the Company nor any of the Subsidiaries is required to obtain any consent, authorization or order of or, except as required by Section 6 below, make any filing or registration with, any court or governmental agency or any regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under, or contemplated by, this Agreement, the Purchase Agreement (as amended hereby), the Notes (as amended hereby) and the other Transaction Documents.

5. Representation and Warranties of each of the Buyers. Each of the Buyers, severally, and not jointly, represents and warrants to the Company that (a) such Buyer is a validly existing limited partnership and has the requisite limited partnership power and authority to enter into and perform its obligations under this Agreement, and (b) this Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer, enforceable against such Buyer in accordance with its terms.

6. Acknowledgment of the Company and the Subsidiaries. The Company and each of the Subsidiaries hereby irrevocably and unconditionally acknowledge, affirm and covenant to each Buyer that:

a. Such Buyer is not in default under any of the Transaction Documents and has not otherwise breached any obligations to the Company or any of the Subsidiaries; and

b. there are no offsets, counterclaims or defenses to the Liabilities (as defined in the Security Agreement) or Obligations (as defined in the Subsidiary Guaranty), including the liabilities and obligations of the Company under the Purchase Agreement (as amended hereby) and the Notes (as amended hereby), or to the rights, remedies or powers of Buyer in respect of any of the Liabilities or Obligations or any of the Transaction Documents, and the Company and each of the Subsidiaries agree not to interpose (and each does hereby waive and release) any such defense, set-off or counterclaim in any action brought by such Buyer with respect thereto.

7. Covenants. Prior to 5:30 p.m., New York time, on the first Business Day following the date hereof, the Company shall file a current report on Form 8-K (the “Amendment Form 8-K”) with the Securities and Exchange Commission (the “SEC”), describing the terms of this Agreement and including this Agreement as an exhibit thereto, in the form required by the Securities Exchange Act of 1934, as amended. From and after the filing of the Amendment Form 8-K with the SEC, Buyer shall not be in possession of any material nonpublic information received from the Company or any of its affiliates, officers, directors, employees or agents as a result of this Agreement or any of the matters referred to herein.

8. Avoidance of Doubt. The parties hereto hereby agree, for the avoidance of doubt, that (a) the term “Notes” as used in the Transaction Documents shall mean the Notes, as, and to the extent, amended by this Agreement, and (b) the term “Liabilities” and “Obligations” as used in the Transaction Documents shall include all liabilities and obligations of the Company under this Agreement, under the Purchase Agreement (as amended hereby), under the Notes (as amended hereby) and under the other Transaction Documents, and each of the parties hereto agrees not to take any contrary positions.

9. Reservation of Rights. Neither of the Buyers has hereby waived (a) any breach, default or Event of Default that may be continuing under any of the Transaction Documents or (b) any of such Buyer’s rights or remedies arising from any such breach, default or Event of Default or otherwise available under the Transaction Documents or at law. Each of the Buyers expressly reserves all such rights and remedies.

10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. The successors and assigns of such entities shall include their respective receivers, trustees or debtors-in-possession.

11. Further Assurances. The Company hereby agrees from time to time, as and when requested by any Buyer, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, including secretary’s certificates, stock powers and irrevocable transfer agent instructions, and to take or cause to be taken such further or other action, as any Buyer may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement, the Purchase Agreement (as amended hereby), the Notes (as amended hereby) and the other Transaction Documents.

12. Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

13. Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party. In the event that any signature to this Agreement or any amendment hereto is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof. No party hereto shall raise the use of a facsimile machine or e-mail delivery of a “.pdf” format data file to deliver a signature to this Agreement or any amendment hereto or the fact that such signature was transmitted or communicated through the use of a facsimile machine or e-mail delivery of a “.pdf” format data file as a defense to the formation or enforceability of a contract, and each party hereto forever waives any such defense.

14. Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

15. No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

16. Merger. This Agreement, the Purchase Agreement (as amended hereby), the Notes (as amended hereby) and the other Transaction Documents represent the final agreement of each of the parties hereto with respect to the matters contained herein and may not be contradicted by evidence of prior or contemporaneous agreements, or prior or subsequent oral agreements, among any of the parties hereto. Except as expressly set forth in this Agreement, in the Purchase Agreement (as amended hereby), in the Notes (as amended hereby) and in the other Transaction Documents, none of the Company nor any of the Buyers makes any representation, warranty, covenant or undertaking with respect to such matters.

17. Interpretative Matters. Unless otherwise indicated or the context otherwise requires, (i) all references to Sections, Schedules, Appendices or Exhibits are to Sections, Schedules, Appendices or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the words “hereof,” “herein” and words of similar effect shall reference this Agreement in its entirety, and (d) the use of the word “including” in this Agreement shall be by way of example rather than limitation.

18. Reaffirmation. Each of the Company and the Subsidiaries as issuer, debtor, grantor, pledgor, mortgagor, guarantor or assignor, or in other any other similar capacity in which such Person grants Liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) acknowledges and agrees that it has reviewed this Agreement, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under each of the Transaction Documents, including the Purchase Agreement (as amended hereby) and the Notes (as amended hereby) to which it is a party (after giving effect hereto), and (iii) to the extent such Person granted Liens on or security interests in any of its property pursuant to any such Transaction Document as security for or otherwise guaranteed the Liabilities or Obligations under or with respect to the Transaction Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens hereafter secure all of the Liabilities and Obligations as amended hereby. Each of the Company and the Subsidiaries hereby consents to this Agreement and acknowledges that each of the Transaction Documents, including the Purchase Agreement (as amended hereby) and the Notes (as amended hereby), remains in full force and effect and is hereby ratified and reaffirmed.

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IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by each of the undersigned as of the date first above written.

COMPANY:

SOUTH TEXAS OIL COMPANY, a Nevada corporation

By:	/s/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	Chief Executive Officer

SUBSIDIARIES:

SOUTHERN TEXAS OIL COMPANY, a Texas corporation

By:	/s/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	Chief Executive Officer

STO OPERATING COMPANY, a Texas corporation

By:	/s/ Edward Shaw
Name:	Edward Shaw
Title:	Director

STO PROPERTIES LLC, a Texas limited liability company

By:	/s/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	Manager

STO DRILLING COMPANY, a Texas corporation

By:	/s/ Michael J. Pawelek
Name:	Michael J. Pawelek
Title:	Chief Executive Officer

BUYERS:

THE LONGVIEW FUND, L.P., a California limited partnership

By:	Viking Asset Management, L.L.C.
Its:	Investment Advisor

By:	/s/ S. Michael Rudolph
Name:	S. Michael Rudolph
Title:	Chief Financial Officer

LONGVIEW MARQUIS MASTER FUND, L.P.

By:	Viking Asset Management, LLC
Its:	Investment Advisor

By:	/s/ S. Michael Rudolph
Name:	S. Michael Rudolph
Title:	Chief Financial Officer